SPDR® Index Shares Funds

SPDR STOXX Europe 50 ETF

(the “Fund”)

Supplement dated September 18, 2019

to the Prospectus and Statement of Additional Information (“SAI”)

each dated January 31, 2019, as may be supplemented from time to time

Effective September 20, 2019, the number of Fund Shares required for a Creation Unit of the Fund will change as indicated in the table below. As a result, as of September 20, 2019, all references in the Prospectus and SAI to the number of Fund Shares required for a Creation Unit of the Fund are updated accordingly.

	Old Creation Unit Size	New Creation Unit Size
SPDR STOXX Europe 50 ETF	50,000	150,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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